Exhibit 99.1

POZEN AND TRIBUTE PROVIDE UPDATE ON PENDING COMBINATION TRANSACTIONS

-POZEN and Tribute Evaluating Canadian Domicile for Aralez Pharmaceuticals-

CHAPEL HILL, NC and MILTON, Ontario – November 23, 2015 – POZEN Inc. (“POZEN”) (NASDAQ: POZN) and Tribute Pharmaceuticals Canada Inc. (“Tribute”) (TSX VENTURE:TRX) (OTCQX International:TBUFF) today provided an update on their pending combination transactions. The companies have reviewed the recent guidance from the U.S. Treasury’s Notice 2015-79 issued on November 19, 2015 and its potential impact on the proposed transaction. POZEN and Tribute remain committed to combining their respective businesses and are considering a Canadian domicile for Aralez Pharmaceuticals (“Aralez”), the new parent entity for the combined companies. With the planned business operations in Ireland, Canada and the United States, the Canadian domicile offers substantially similar financial, tax and competitive advantages to an Irish domicile, and will benefit from Tribute’s business foundation and strong presence in Canada where Tribute was incorporated and from where it has always operated. The parties further believe that a Canadian domicile will be in compliance with the new Treasury Department Guidance and are working diligently and expeditiously on an alternative transaction structure that would be in the best interest of their respective securityholders, and the parties are further considering the Treasury Department Guidance as they continue to arrive at this alternative transaction structure.

“We remain fully committed to the transaction with Tribute, which continues to be in alignment with the original premise and strategic rationale outlined for Aralez that offers significant benefits for all of our stakeholders,” said Adrian Adams, Chief Executive Officer of POZEN Inc. “A Canadian domicile will provide Aralez with a substantially similar tax efficient structure and compelling platform to execute our growth strategy.”

”We continue to fully support our combination with POZEN,” said Rob Harris, President and Chief Executive Officer of Tribute. “The proposed transaction will see the formation of a new, premier North American pharmaceutical company, offer strategic synergies, expanded product and territorial reach and a more competitive structure from which to grow our business.”

Additional Information and Where to Find It

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4/A FILED BY ARALEZ PHARMACEUTICALS ON OCTOBER 30, 2015 AND THE RELATED DEFINITIVE PROXY/PROSPECTUS AS WELL AS THE INFORMATION CIRCULAR BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ARALEZ, POZEN, TRIBUTE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC's web site at www.sec.gov. Investors and security holders will be able to obtain free copies of the Information Circular and other documents filed by Tribute on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov. Investors and security holders may obtain free copies of the documents filed by POZEN with the SEC on POZEN's website at www.POZEN.com under the heading "Investors" and then under the heading "SEC Filings" and free copies of the documents filed by Tribute with the SEC on Tribute's website at www.tributepharma.com under the heading "Investors" and then under the heading "SEC Filings". Investors and security holders of the parties should note that if the structure of the proposed transaction among the parties changes and a Canadian domicile is used, then the disclosure in the registration statement on Form S-4 and the meeting materials prepared and mailed by the parties to their securityholders will need to be revised, updated and re-circulated to reflect such changes to such transaction.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

For full prescribing information refer to the individual product websites.

About POZEN
POZEN is a specialty pharmaceutical company that has historically focused on developing novel therapeutics for unmet medical needs and licensing those products to other pharmaceutical companies for commercialization. By utilizing a unique in-source model and focusing on integrated therapies, POZEN has successfully developed and obtained FDA approval of two self-invented products. Funded by these milestones/royalty streams, POZEN has created a portfolio of cost-effective, evidence-based integrated aspirin therapies designed to enable the full power of aspirin by reducing its GI damage.

POZEN’s common stock is traded under the symbol “POZN” on The NASDAQ Global Market. For more detailed company information, including copies of this and other press releases, please visit www.pozen.com.

About Tribute
Tribute is a specialty pharmaceutical company with a primary focus on the acquisition, licensing, development and promotion of healthcare products in Canada and the U.S. markets.

Tribute markets Cambia® (diclofenac potassium for oral solution), Bezalip® SR (bezafibrate), Soriatane® (acitretin), NeoVisc® (1.0% sodium hyaluronate solution) Uracyst® (sodium chondroitin sulfate solution 2%), Fiorinal®, Fiorinal® C, Visken®, Viskazide®, Collatamp® G, Durela®, Proferrin®, Iberogast®, MoviPrep®, Normacol®, Resultz®, Pegalax®, Balanse®, Balanse® Kids, Diaflor™, Mutaflor®, and Purfem® in the Canadian market. Additionally, NeoVisc® and Uracyst® are commercially available and are sold globally through various international partnerships. Tribute also has the U.S. rights to Fibricor® and its related authorized generic. In addition, it has the exclusive U.S. rights to develop and commercialize Bezalip® SR in the U.S. and has the exclusive right to sell Bilastine, a product licensed from Faes Farma for the treatment of allergic rhinitis and chronic idiopathic urticaria (hives), in Canada. The exclusive license is inclusive of prescription and non-prescription rights for Bilastine, as well as adult and pediatric presentations in Canada. This product is subject to receiving Canadian regulatory approval.

Tribute's common shares are traded on the TSX Venture Exchange under the symbol “TRX” and on the OTCQX International under the symbol “TBUFF”. For more detailed company information, including copies of this and other press releases, please visit www.tributepharma.com.

Cautionary Language Concerning Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements under applicable securities laws, including, but not limited to, statements related to the anticipated consummation of the business combination transaction among Aralez, POZEN and Tribute and the timing and benefits thereof; the combined company's strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure; the Canadian domicile offering substantially similar financial, tax and competitive advantages to an Irish domicile; and other statements that are not historical facts.  These forward-looking statements are based on POZEN's and Tribute’s current assumptions and expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties ability to complete the combination and anticipated equity and debt financings on the proposed terms and schedule; the combined company meeting the listing requirements on the NASDAQ and Toronto Stock Exchange; risk that Aralez may be taxed as a U.S. resident corporation;  risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company's shares could decline, as well as other risks related to POZEN's and Tribute’s business, including  POZEN's inability to build, acquire or contract with a sales force of sufficient scale for the commercialization of YOSPRALA™ in a timely and cost-effective manner, the parties’ failure to successfully commercialize product candidates; costs and delays in the development and/or FDA approval of our product candidates (including YOSPRALA), including as a result of the need to conduct additional studies or due to issues with third-party manufacturers, or the failure to obtain such approval of POZEN’s or Tribute’s product candidates for all expected indications, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of its product candidates; the inability to maintain or enter into, and the risks resulting from POZEN’s dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including its dependence on AstraZeneca and Horizon for the sales and marketing of VIMOVO®, POZEN’s dependence on Patheon for the manufacture of YOSPRALA 81/40 and YOSPRALA 325/40 ; the ability of POZEN and Tribute to protect their intellectual property and defend their patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption "Risk Factors" and elsewhere in POZEN's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequent Quarterly Reports on Form 10-Q,in Tribute’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequent Quarterly Reports on Form 10-Q, and in the Registration Statement filed by Aralez Pharmaceuticals on Form S-4/A on October 30, 2015. We undertake no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events or changes in their expectations.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contacts:

POZEN Inc.
Bill Hodges, Chief Financial Officer
919-913-1030

Nichol Ochsner
Executive Director, Investor Relations
& Corporate Communications
919-913-1030

Tribute Pharmaceuticals Canada Inc.
Scott Langille, Chief Financial Officer
905-876-3166